UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 23, 2007
CORN PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154-5749

(Address of Principal Executive Offices)		(Zip Code)
(708) 551-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Performance Plan Award Agreement
Form of Notice of Grant of Stock Option and Option Award Agreement

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Action with respect to Certain Compensatory Plans.
On January 23, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Corn Products International, Inc. (the “Company”) took certain actions relating to compensatory plans in which the Company’s “named executive officers” participate. For purposes of this Report on Form 8-K such “named executive officers” consist of the Company’s principal executive officer, principal financial officer and the other executive officers for whom disclosure was required in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K.
Setting of Performance Criteria for Cash Bonuses for 2007 under Annual Incentive Plan
The Committee established target amounts and the performance criteria applicable for cash incentives that certain employees are eligible to earn for 2007 under the Company’s Annual Incentive Plan (“2007 AIP Bonuses”). Participants are eligible to earn bonuses for 2007 ranging from 0% to 200% of target depending on whether and to what extent the goals established by the Committee are attained.
For the named executive officers, 2007 AIP Bonuses will be determined on the basis of earnings per share and operating income goals (80%) and cash flow from operations goals (20%) approved by the Committee.
Award of Performance Shares under Stock Incentive Plan
The Committee also approved the award of performance shares (“Performance Shares”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan. The Performance Shares may be settled only in shares of the Company’s common stock (“Common Stock”). The number of shares of Common Stock, if any, that recipients of Performance Share awards will receive in relation to such awards will be based upon the extent to which the Company attains the total shareholder return (as measured against a peer-group of 30 companies) and return on capital employed goals established by the Committee for the three-year cycle beginning on January 1, 2007 and ending on December 31, 2009 and can vary from no shares to 200% of the number of shares awarded. The awards to the named executive officers were as follow:

Officer	Shares
Samuel C. Scott III	31,000
Cheryl K. Beebe	11,800
Jorge L. Fiamenghi	9,200
Jeffrey B. Hebble	8,200
James W. Ripley	4,900

A form of the Performance Plan Award Agreement used to document Performance Share awards made to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Award of Stock Options under Stock Incentive Plan
The Committee also approved the award of stock options to certain executive officers, including the named executive officers. The stock options have an exercise price of $33.80 per share, will vest in three equal installments on January 23, 2008, 2009 and 2010 and will remain exercisable until January 22, 2017. The stock option awards to the named executive officers were as follow:

Officer	Shares
Samuel C. Scott III	81,000
Cheryl K. Beebe	30,500
Jorge L. Fiamenghi	23,800
Jeffrey B. Hebble	21,300
James W. Ripley	12,700
A form of the Notice of Grant of Stock Option and Option Award Agreement used to document grants of stock options to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          10.1 Form of Performance Plan Award Agreement for use in connection with awards under the Stock Incentive Plan
          10.2 Form of Notice of Grant of Stock Option and Option Award Agreement for use in connection with awards under the Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.
Date: January 29, 2007	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer

EXHIBIT INDEX
          10.1 Form of Performance Plan Award Agreement for use in connection with awards under the Stock Incentive Plan
          10.2 Form of Notice of Grant of Stock Option and Option Award Agreement for use in connection with awards under the Stock Incentive Plan